SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2008

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10909 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Share Exchange

On November 2, 2008, NeoStem, Inc., a Delaware corporation ("NeoStem"), entered into a Share Exchange Agreement (the “Share Exchange Agreement”), with China StemCell Medical Holding Limited, a Hong Kong company (the "HK Entity"), Shandong New Medicine Research Institute of Integrated Traditional and Western Medicine Limited Liability Company, a China limited liability company ("Shandong"), Beijing HuaMeiTai Bio-technology Limited Liability Company (“WFOE”) and Zhao Shuwei, the sole shareholder of the HK Entity (“HK Shareholder”), pursuant to which NeoStem agreed to acquire from the HK Entity all of the outstanding interests in the HK Entity, and through a series of contractual arrangements described below, establish control over Shandong. Shandong is engaged in the business (the "Shandong Business") of research, development popularization and transference of regenerative medicine technology (except for those items for which it does not have special approval) in the People's Republic of China (the "PRC").

The HK Shareholder owns 100% of the ownership interests in the HK Entity, and the HK Entity owns 100% of ownership interests in the WFOE. The WFOE has established control over Shandong through a series of contractual arrangements memorialized through several documents known as variable interest entity documents (collectively, the “VIE Documents”). The relevant VIE Documents, to which the WFOE, Shandong and the founder of Shandong, Dr. Wang Taihua, are parties, include a power of attorney, an exclusive technical and consulting service agreement, a loan agreement, a share pledge agreement and an exclusive option agreement.

Pursuant to the terms and subject to the conditions set forth in the Share Exchange Agreement, NeoStem will acquire all of the outstanding shares of capital stock of the HK Entity (the "HK Shares"), in exchange (the "Share Exchange") for up to 5,000,000 shares (the “Exchange Shares”) of common stock, par value $.001 per share, of NeoStem (the "NeoStem Common Stock"). The Exchange Shares will be issuable at the closing of the transactions contemplated by the Share Exchange Agreement (the "Closing") as follows: (i) 4,000,000 shares of NeoStem Common Stock will be issued to the HK Shareholder and (ii) 1,000,000 shares of NeoStem Common Stock will be issued to the HK Shareholder in escrow (the "Escrow Shares"), the certificates for which will be held pursuant to the terms of an escrow agreement to be entered into between NeoStem and the HK Shareholder. Subject to the terms and conditions of the escrow agreement, 500,000 Escrow Shares will be released from escrow within 30 days after the first 50,000,000 RMB (or approximately U.S. $7,100,000) sales revenue are achieved in the PRC by Shandong (the "Revenue Milestone") and 500,000 Escrow Shares will be released within 30 days after the last of three collection and storage banks in three provinces in the PRC (i.e., one such bank in each such province) is established by Shandong (the "Storage Bank Milestone"). 500,000 Escrow Shares will revert to NeoStem if the Revenue Milestone is not met on or before December 31, 2009 and 500,000 Escrow Shares will revert to NeoStem if the Storage Bank Milestone is not met on or before the date of the second anniversary of the Closing.

In connection with the Share Exchange, NeoStem intends to file with the Securities and Exchange Commission (the “SEC”) a combined registration statement and proxy statement on Form S-4 (including any amendments, supplements and exhibits thereto, the “Proxy Statement/Registration Statement”) to, among other things, seek stockholder approval of the Share Exchange. The Share Exchange has been approved by the NeoStem Board of Directors, subject to approval by the stockholders of NeoStem.

The transactions contemplated by the Share Exchange Agreement are subject to the authorization for listing on the American Stock Exchange (or any other stock exchange on which shares of NeoStem Common Stock are listed or quoted) of the Exchange Shares, stockholder approval, regulatory approval and other customary closing conditions set forth in the Share Exchange Agreement. The Share Exchange currently is expected to close in the first quarter of 2009.

The foregoing description of the Share Exchange Agreement is not complete and is qualified in its entirety by reference to the Share Exchange Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. On November 3, 2008, NeoStem issued a press release announcing the execution of the Share Exchange Agreement, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Risk Factors Relating to the Share Exchange

You are urged to read all relevant documents filed with the Securities and Exchange Commission, including, without limitation, the Proxy Statement/Registration Statement, because they will contain important information about NeoStem and the proposed Share Exchange, including risk factors relating thereto. Set forth below are certain risk factors relating to the proposed Share Exchange of which you should be aware. More complete risk factors relating to the proposed Share Exchange will be included in the Proxy Statement/Registration Statement.

If the government of the PRC determines that the arrangements that establish the structure for operating the Shandong Business do not comply with PRC government restrictions on foreign investment in the relevant industry, NeoStem may be subject to severe consequences and penalties.

Pursuant to the Share Exchange Agreement, NeoStem will acquire the HK Entity, which owns the WFOE, and the WFOE has established control over Shandong through the VIE Documents. As a Delaware corporation, NeoStem is classified as a foreign enterprise under PRC law, and the WFOE is classified as a foreign-invested enterprise. Because various regulations in China currently restrict or prevent foreign-invested entities from holding certain licenses and controlling businesses in certain industries, NeoStem must rely on the contractual relationships memorialized in the VIE Documents to control the business, personnel, and financial affairs of Shandong.

The PRC laws and regulations governing business entities are often vague and uncertain. There is a particular lack of clarity in the PRC law applicable to the arrangements establishing the operating structure. Despite the uncertain application of PRC law, the structure of the WFOE, together with the contractual arrangements under the VIE Documents, has been implemented successfully where foreign-invested entities have participated in controlling PRC entities engaged in restricted businesses. However, PRC law is more vague on the subject of utilizing such structure in the context of prohibited businesses in which Shandong may engage. Given this lack of clarity in PRC law, if NeoStem is found to be in violation of any existing or future PRC laws, regulations, and/or circulars, the relevant regulatory authorities would have broad discretion in dealing with such violation, including levying fines, confiscating NeoStem's income, revoking business and/or operating licenses, requiring NeoStem to restructure the relevant ownership structure or operations, and requiring NeoStem to discontinue all or any portion of its operations in the PRC. Any of these actions could cause significant disruption to NeoStem's business operations and may materially and adversely affect NeoStem's business, financial condition and results of operations. There can be no assurance that NeoStem will not be found in violation of any current or future PRC laws, regulations, and/or circulars.

The WFOE’s contractual arrangements with Shandong and its equity owners as memorialized in the VIE documents may not be as effective in providing control over Shandong as direct ownership of Shandong.

NeoStem intends to conduct substantially all of the Shandong Business in the PRC and generate substantially all of its revenues from the Shandong Business vis-à-vis the WFOE and Shandong, through contractual arrangements with Shandong and its equity owners that provide NeoStem with effective control over Shandong. NeoStem will depend on Shandong to hold and maintain certain licenses and other relevant government approvals necessary for its business activities. Shandong also owns certain assets relating to its business and operations, and employs the personnel necessary to carry out such business and operations. NeoStem will have no ownership interest in Shandong. The contractual arrangements as embodied in the VIE Documents may not be as effective in providing NeoStem with control over Shandong as direct ownership of Shandong. In addition, Shandong or its equity owners may breach the contractual arrangements.

Employees and/or officers of Shandong may encounter conflicts of interest between their duties to NeoStem and to Shandong. There can be no assurance that when conflicts of interest arise, the ultimate equity owners of Shandong will act completely in NeoStem's interests or that conflicts of interest will be resolved in NeoStem's favor. These ultimate equity owners could violate any applicable non-competition or employment agreements or their legal duties by diverting business opportunities from NeoStem to others. In any event, we would have to rely on legal remedies under PRC law. These remedies may not always be effective in vindicating our rights, particularly in light of the uncertainties of the PRC legal system.

Following the Share Exchange, a substantial portion of NeoStem's assets will be located in the PRC and a substantial portion of NeoStem's revenue will be derived from operations in the PRC. Since this is one of NeoStem's first ventures into the Chinese market, NeoStem's operations may be subject to additional risks and uncertainties.

Because NeoStem does not have any experience in doing business in the PRC, the company’s directors, officers, managers, and employees will be encountering for the first time the economic, political, and legal climate that is unique to the PRC, which may present risk and uncertainties to NeoStem's operations. Although in recent years the PRC’s government has implemented measures emphasizing the use of market forces for economic reform, the reduction of state ownership of productive assets and the establishment of sound corporate governance in business enterprises, a substantial portion of productive assets in the PRC is still owned by the PRC’s government. In addition, the PRC’s government continues to play a significant role in regulating industry development by imposing industrial policies. It also exercises significant control over the PRC’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

There can be no assurance that the PRC’s economic, political or legal systems will not develop in a way that becomes detrimental to our business, results of operations and prospects. Our activities may be materially and adversely affected by changes in the PRC’s economic and social conditions and by changes in the policies of the PRC’s government, such as measures to control inflation, changes in the rates or method of taxation and the imposition of additional restrictions on currency conversion.

Additional factors that NeoStem may experience in connection with having operations in the PRC that may adversely affect NeoStem's business and results of operations include the following:

•	NeoStem may not be able to enforce or obtain a remedy under any material agreements.

•	PRC restrictions on foreign investment could severely impair NeoStem's ability to conduct its business or acquire or contract with other entities in the future.

•	Restrictions on currency exchange may limit NeoStem's ability to use cash flow most effectively and fluctuations in currency values could adversely affect operating results.

•	Cultural and managerial differences may result in the reduction of our overall performance.

•	Political instability in the PRC could harm NeoStem's business.

Additional Information about the Share Exchange and Where to Find It

NeoStem intends to file a Proxy Statement/Registration Statement with the SEC with respect to the shares of NeoStem Common Stock to be issued in connection with the Share Exchange. Investors and security holders are advised to read the Proxy Statement/Registration Statement when it becomes available because it contains important information about NeoStem, the proposed Share Exchange and other related matters. The Proxy Statement/Registration Statement will be sent to stockholders of NeoStem seeking their approval of the proposed transaction. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov. Since such documents are not currently available, NeoStem's stockholders will receive information at an appropriate time as to how to obtain transaction-related documents free of charge from NeoStem.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions. These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements. Important factors that might cause such a difference include, but are not limited to, costs related to the Share Exchange; failure of NeoStem’s stockholders to approve the Share Exchange; an inability to satisfy the conditions of the Share Exchange; NeoStem's inability to maintain its American Stock Exchange listing; the inability to integrate NeoStem’s and Shandong's businesses successfully; the need for outside financing to meet capital requirements; and other events and factors disclosed previously and from time to time in NeoStem’s filings with the SEC, including NeoStem’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC on March 28, 2008, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 29, 2008 (collectively, the "NeoStem Form 10-K"), and to be disclosed in the Proxy Statement/Registration Statement. NeoStem does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed Share Exchange. The directors and executive officers of NeoStem may be deemed to be participants in the solicitation of proxies from the holders of NeoStem Common stock in respect of the proposed transaction. Information about the directors and executive officers of NeoStem is set forth in the NeoStem Form 10-K. Investors may obtain additional information regarding the interest of NeoStem and its directors and executive officers in connection with the proposed Share Exchange by reading the Proxy Statement/Registration Statement when it becomes available.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit 2.1 - Share Exchange Agreement, dated as of November 2, 2008, by and among NeoStem, the HK Entity, the WFOE, Shandong and the HK Shareholder.*

Exhibit 99.1 - Press release, dated November 3, 2008.

________________
* The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. NeoStem will furnish copies of any schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NeoStem has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Date: November 6, 2008